www.ringenergy.com NYSE American: REI VALUE FOCUSED PROVEN STRATEGY Exhibit 99.2

www.ringenergy.com NYSE American: REI Forward-Looking Statements and Cautionary Note Regarding Hydrocarbon Disclosures Forward –Looking Statements This Presentation includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of strictly historical facts included in this Presentation constitute forward-looking statements and may often, but not always, be identified by the use of such words as “may,” “will,” “should,” “could,” “intends,” “estimates,” “expects,” “anticipates,” “plans,” “project,” “guidance,” “target,” “potential,” “possible,” “probably,” and “believes” or the negative variations thereof or comparable terminology. These forward-looking statements include statements regarding the expected benefits to the Company and its stockholders from the acquisition of oil and gas properties (the “Stronghold Acquisition”) from Stronghold Energy II Operating, LLC and its affiliates; and the Company's financial position, future revenues, net income, potential evaluations, business strategy and plans and objectives for future operations. Forward-looking statements are subject to numerous assumptions, risks and uncertainties that may cause actual results to be materially different than any future results expressed or implied in those statements. However, whether actual results and developments will conform to expectations is subject to a number of material risks and uncertainties, including but not limited to: the Company’s ability to successfully integrate the oil and gas properties acquired in the Stronghold Acquisition; declines in oil, natural gas liquids or natural gas prices; the level of success in exploration, development and production activities; the timing of exploration and development expenditures; inaccuracies of reserve estimates or assumptions underlying them; revisions to reserve estimates as a result of changes in commodity prices or production history; impacts to financial statements as a result of impairment write-downs; risks related to the level of indebtedness and periodic redeterminations of the borrowing base under the Company’s credit facility; the impacts of hedging on results of operations; the Company’s ability to replace oil and natural gas reserves; any loss of senior management or technical personnel; and the direct and indirect impact on most or all of the foregoing due to the COVID-19 pandemic or future variants. Some of the factors that could cause actual results to differ materially from expected results are described under “Risk Factors” in our 2022 annual report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) on March 9, 2023 and the Company’s other SEC filings. Although the Company believes that the assumptions upon which such forward-looking statements are based are reasonable, it can give no assurance that such assumptions will prove to be correct. All forward-looking statements in this Presentation are expressly qualified by the cautionary statements and by reference to the underlying assumptions that may prove to be incorrect. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof, except as required by applicable law. The financial and operating estimates contained in this Presentation represent our reasonable estimates as of the date of this Presentation. Neither our independent auditors nor any other third party has examined, reviewed or compiled the projections and, accordingly, none of the foregoing expresses an opinion or other form of assurance with respect thereto. The assumptions upon which the projections are based are described in more detail herein. Some of these assumptions inevitably will not materialize, and unanticipated events may occur that could affect our results. Therefore, our actual results achieved during the periods covered by the estimates will vary from the projected results. Prospective investors are cautioned not to place undue reliance on the estimates included herein. Cautionary Note regarding Hydrocarbon Disclosures The SEC has generally permitted oil and natural gas companies, in their filings with the SEC, to disclose proved reserves, which are reserve estimates that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions, and certain probable and possible reserves that meet the SEC’s definitions for such terms. We use the terms “estimated ultimate recovery,” or “EURs,” “probable,” “possible,” and “non-proven” reserves, reserve “potential” or “upside” or other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC’s guidelines prohibit us from including in filings with the SEC. Reference to EURs of oil and natural gas includes amounts that are not yet classified as proved reserves under SEC definitions, but that we believe should ultimately be produced and are based on previous operating experience in a given area and publicly available information relating to the operations of producers who are conducting operations in these areas. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by us. Factors affecting the ultimate recovery of reserves that may be recovered include the scope of our drilling programs, which will be directly affected by capital availability, drilling and production costs, commodity prices, availability of services and equipment, permit expirations, transportation constraints, regulatory approvals and other factors, and actual drilling results, including geological and mechanical factors affecting recovery rates. Accordingly, actual quantities that may be recovered from our interests will differ from our estimates and could be significantly less than our targeted recovery rate. In addition, our estimates may change significantly as we receive additional data. Supplemental Non-GAAP Financial Measures This Presentation includes financial measures that are not in accordance with accounting principles generally accepted in the United States (“GAAP”), such as “Adjusted Net Income,” “Adjusted EBITDA,” “PV-10,” “Free Cash Flow,” or “FCF,” “Cash Flow from Operations,” “Return on Capital Employed” or “ROCE” and “Leverage.” While management believes that such measures are useful for investors, they should not be used as a replacement for financial measures that are in accordance with GAAP. For definitions of such non-GAAP financial measures and their reconciliations to GAAP measures, please see the Appendix. 2

www.ringenergy.com NYSE American: REI Value Focused Proven Strategy Supporting Sustainable Returns KEY TAKEAWAYS Added Size & Scale - accretive acquisition of Stronghold assets Closed on August 31, 2022 Delivered Record Results1 - net sales, cash flow from operations, and Adj. EBITDA 2022 year-over-year increases of 45%, 149% and 134%, respectively Consistently Generating Free Cash Flow1 - for more than 3 years Company has generated FCF for 13 consecutive quarters, 2022 year-over-year increase of 70% Focused on Improving Balance Sheet - reduced leverage ratio2 and increased liquidity Year-end 2022 leverage decreased by almost 2 full turns to ~1.56x and increased liquidity year-over-year by 205% Increased Proved Reserves3 to 138.1 million barrels of oil equivalent 2022 year-over-year increase of 78% Continue Value Focused Proven Strategy…creating sustainable returns to shareholders Long-term goal - position Company to return capital to shareholders Focused On Delivering Competitive And Sustainable Returns By Developing, Acquiring, Exploring For, And Commercializing Oil And Natural Gas Resources Vital To The World’s Health And Welfare 3 1. Adjusted EBITDA, Free Cash Flow and Cash Flow from Operations are Non-GAAP financial measures. See Appendix for reconciliation to GAAP measures 2. Leverage ratio based on annualized third & fourth quarter Adjusted EBITDA adjusted for the pro-forma effects of the Stronghold acquisition from the beginning of the quarters as per credit agreement 3. Reserves as of 1/1/23 utilizing SEC prices, YE 2022 SEC Pricing Oil $90.15 per bbl and Gas $6.358 per Mcf

www.ringenergy.com NYSE American: REI Independent Oil & Gas Company Focused on Conventional Permian Assets in Texas 2022 SEC Proved Reserves1,2 138.1 MMBoe/PV10 $2,774MM Proved Developed 65% Gross / Net Acres3 Permian Basin 124,216 / 102,174 400+ Proved Locations Generated Free Cash Flow for 13 Consecutive Quarters Q4 2022 Net Sales 17,856 Boe/d Highly oil weighted 68% oil 17% gas 15% NGL Reduced Leverage4 YE 2022 ~1.56x 4 1. Reserves as of 1/1/23 utilizing SEC prices, YE 2022 SEC Pricing Oil $90.15 per bbl Gas $6.358 per Mcf 2. PV-10 is a Non-GAAP financial measure. See Appendix for reconciliation to GAAP measure 3. Includes all locations operated and non-operated across “PDNP” and “PUD” reserve categories and project types 4. Leverage ratio based on annualized third & fourth quarter Adjusted EBITDA adjusted for the pro-forma effects of the Stronghold acquisition from the beginning of the quarters as per credit agreement. Adjusted EBITDDA is a Non-GAAP financial measure. See Appendix for reconciliation to GAAP measure Source: EIA

www.ringenergy.com NYSE American: REI Corporate Strategy Value Focused for Sustainable Returns Attract and Retain Highly Qualified People Pursue Operational Excellence with a Sense of Urgency Invest in High-Margin, High RoR Projects Focus on FCF2 and Strengthen Balance Sheet Pursue Strategic A&D to Lower Breakeven Costs ✓Successfully attracting key personnel with <3% attrition rates while decreasing G&A per Boe ✓Safely set record production with increased efficiency and environmental stewardship ✓Increased ROCE1 to over 20% in 2022 ✓Multi-year generation of FCF while reducing leverage3 to ~1.56x and increasing liquidity4 205% ✓Closed transformational acquisition that led to improved metrics 5 1. We define ROCE as the return on capital employed. 2. ROCE and FCF are non-GAAP financial measures. See Appendix for reconciliation to GAAP measures. 3. Leverage ratio based on annualized third & fourth quarter Adjusted EBITDA adjusted for the pro-forma effects of the Stronghold acquisition from the beginning of the quarters as per credit agreement. Adjusted EBITDA is a Non-GAAP financial measure. See Appendix for reconciliation to GAAP measure 4. Liquidity is defined as cash on hand and available borrowings under the Company’s RBL

www.ringenergy.com NYSE American: REI 1. Includes four months of Stronghold acquisition which closed on August 31, 2022 as well as conversion from 2-stream to 3-stream financial reporting of oil, natural gas and NGL production beginning July 1, 2022 2. Adjusted EBITDA, Free Cash Flow and Cash Flow from Operations are Non-GAAP financial measures. See Appendix for reconciliation to GAAP measures 3. Leverage ratio based on annualized third & fourth quarter Adjusted EBITDA adjusted for the pro-forma effects of the Stronghold acquisition from the beginning of the quarters as per credit agreement. Adjusted EBITDDA is a Non- GAAP financial measure. See Appendix for reconciliation to GAAP measure 4. Liquidity is defined as cash on hand and available borrowings under the Company’s RBL 2022 Highlights Proven Strategy Leads to Record Results1 17,856 Boe/d 12,189 BOPD $47.4 Million $56.3 Million $5.5 Million 1.56x $188 Million 12,364 Boe/d 9,479 BOPD $172.9 Million $195.2 Million $34.8 Million 1.56x $188 Million Oil Production BOE Production Cash Flow From Ops2 Adjusted EBITDA2 Free Cash Flow2 Leverage Ratio3 Liquidity4 Q4 2022 FY 2022 All Time High 6 2022 Was A Transformational Year With Record Results

www.ringenergy.com NYSE American: REI Enhancing Value for Shareholders Executing Strategy Improves Key Metrics1 1. Adjusted EBITDA, Free Cash Flow, PV-10 and Cash Flow from Operations are Non-GAAP financial measures. See Appendix for reconciliation to GAAP measures 2. PV-10 is a Non-GAAP financial measure. See Appendix for reconciliation to GAAP measure 3. Free cash flow yield is (free cash flow divided by the average share count for the period) divided by the share price for the period. 7 9% 12% 0% 2% 4% 6% 8% 10% 12% 14% FCF Yield3 YE 2021 YE 2022 $13.40 $22.88 $- $5.00 $10.00 $15.00 $20.00 $25.00 PV-10/Share2 YE 2021 YE 2022 $70 $173 $- $50 $100 $150 $200 CFFO ($million) YE 2021 YE 2022 Up 33% Up 70% Up 149% Up ~30% 0.03 0.04 0.02 0.03 0.04 Production/Share YE 2021 YE 2022 Up 33%

www.ringenergy.com NYSE American: REI Enhancing Value for Shareholders Executing Strategy Improves Key Metrics 8 1. ROCE is a Non-GAAP financial measure. See Appendix for reconciliation to GAAP measure 2. All in cash costs includes LOE, severance and ad-valerum taxes, operating expenses leases, cash G&A and interest expense. Annual realized price includes impact of hedges 9.3% 11.6% 20.7% 0% 5% 10% 15% 20% 25% ROCE1 Up 79% $12.96 $39.33 $52.59 $35.13 $63.14 $76.95 $- $10.00 $20.00 $30.00 $40.00 $50.00 $60.00 $70.00 $80.00 $90.00 All-in Cost Operating Margins2/BOE Up 34% 2020 2021 2022 2020 2021 2022

www.ringenergy.com NYSE American: REI 0 5,000 10,000 15,000 Oil Sales BOPD Focus on FCF and Strengthening Balance Sheet Pursue Operational Excellence with a Sense of Urgency Invest in High-Margin, High ROR Projects Capex $135 to $170 Million Mid-point $152.5 Million Net Sales 17,800 to 18,800 Boe/d Mid-point 18,300 Boe/d (68% Oil, 15% NGLs, 17% Gas) Reducing Leverage Ratio1 (Forecasting to operate within CF, further reducing leverage ratio over time) Capital Projects: 12-15 Hz and 12-25 Vertical wells 2023 Outlook Proven Strategy Leads to Shareholder Value 1. Leverage ratio based on annualized third & fourth quarter Adjusted EBITDA adjusted for the pro-forma effects of the Stronghold acquisition from the beginning of the quarters as per credit agreement. Adjusted EBITDA is a Non-GAAP financial measure. See Appendix for reconciliation to GAAP measure 70% 23% 7% D,C&E, Infrastructure & CTRs Recompl/Cap. Workovers Land/Non-op/ ESG Improvements 3.5x 1.56x 0.0 1.0 2.0 3.0 4.0 Leverage Ratio 2021 2022 2023E $152.5 MM Midpoint 0 5,000 10,000 15,000 20,000 Sales Boe/d 2022 2023E 12,364 18,300 9,479 2023E 12,450 2022 Up Only ~9% Up ~50% 9 Up 30% Down ~55%

www.ringenergy.com NYSE American: REI Proved Reserves1 and Inventory SEC YE 2022 1. Reserves as of 1/1/23 utilizing SEC prices, YE 2022 SEC Pricing Oil $90.15 per bbl Gas $6.358 per Mcf 2. PV-10 is a Non-GAAP financial measure. See Appendix for reconciliation to GAAP measure 3. Includes all locations operated and non-operated across “PDNP” and “PUD” reserve categories and project types 4. Based on Q4 annualized production rate 35% 65% 138 MMBoe PD PUD Reserves by Category (%) $867 $1,907 $2,774 MM PD PUD Reserves by PV-102 ($MM) 19% 64% 17% Oil Gas NGL Reserves by Product (%) Crane Andrews Yoakum Lea Gaines Locations 138 MMBoe 400+ 3 Total Gross Locations & Opportunities 78% MMBoe Increase YOY >2x PV-10 Increase YOY Highly Oil Weighted 21 Year Proved Reserve Life4 200+ PUD Locations 200+ PDNP Opportunities Significant Increase in Proved Reserves and Inventory from Stronghold Acquisition Provides Sustainable Future Growth and Capital Allocation Flexibility 10

www.ringenergy.com NYSE American: REI Compelling Value Proposition Proven Strategy Leads to Shareholder Value1,2 1. Peers include: Amplify, Berry, Crescent, Highpeak, Permian Resources and Vital Energy 2. Source information for data obtained from Peer Reports and Capital IQ 3. Adjusted EBITDA and PV-10 are Non-GAAP financial measures. See Appendix for reconciliation to GAAP measures 11 Despite Strong Returns, Significant Cash Flow, Improved Balance Sheet and Meaningful Growth, Ring Continues to Trade at a Discount to Peers 0.0x 0.1x 0.2x 0.3x 0.4x 0.5x 0.6x 0.7x 0.8x 0.9x 1.0x REI Peer 1 Peer 2 Peer 3 Median Peer 4 Peer 5 Peer 6 EV/PV-103 YE22 1P Reserves 0.0x 1.0x 2.0x 3.0x 4.0x 5.0x 6.0x 7.0x Peer 1 REI Peer 2 Peer 3 Median Peer 4 Peer 5 Peer 6 EV/2023E Adjusted EBITDA3

www.ringenergy.com NYSE American: REI Value Proposition 2023 and Beyond ❖ Trading at a discount to peer average ❖ Delivering higher returns than peer average ❖ Value focused strategy is proven by record 2022 results ❖ Disciplined and capital efficient budget is focused on maintaining production levels, FCF generation, and debt reduction ❖ Pursuing accretive, balance sheet enhancing acquisitions to further increase scale and lower break-even costs ❖ Strategy and long-term goals designed to position Ring Energy to return capital to stockholders 12

www.ringenergy.com NYSE American: REI Committed to ESG Critical to Sustainable Success Progressing our ESG Journey ▪ Created ESG Task Force to monitor Company’s adherence to ESG standards and formally communicate to CEO and the Board on ongoing basis ▪ Established Target Zero 365 (TZ-365) Safety & Environmental Initiative to further build culture for employees to work safely, openly communicate incidents and strive for continuous improvement • Designed to protect workforce, environment, communities and financial sustainability • Focused on Safety-first environment and achieving high percentage of Target Zero Days ▪ 2023 Capital Program includes Fugitive Emission Reduction plans with: • Installation of Vapor Recovery Units • Installation of Air Compression Equipment to operate Pneumatic Actuators • Establishing Leak Detection and Repair program ▪ Refreshed all charters, guidelines and bylaws ▪ Increased charitable giving and employee outreach within the communities in which we live and work 13 A Target Zero Day is a Day that Results in: • Zero Company or Contractor OSHA Recordable Injury, and • Zero Agency Reportable Spill or Release as Defined by TRRC, EPA, TCEQ, etc., and • Zero Preventable Vehicle Incidents, and • Zero Unintentional Natural Gas Releases

Financial Overview

www.ringenergy.com NYSE American: REI Sustainable Value Focused Results Executing Disciplined Strategy 8,790 8,519 12,364 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 2020 2021 2022 B o e /d Net Sales $20.7 $30.6 $107.5 $0 $20 $40 $60 $80 $100 $120 2020 2021 2022 $ M ill io n Adjusted Net Income1 $86.1 $83.3 $195.2 $0 $50 $100 $150 $200 $250 2020 2021 2022 $ M ill io n Adjusted EBITDA1 $39.8 $20.5 $34.8 $0 $10 $20 $30 $40 $50 2020 2021 2022 $ M ill io n Free Cash Flow1 ~86% Oil~87% Oil ~77% Oil 3-Stream2 15 1. Adjusted Net Income, Adjusted EBITDA and Free Cash Flow are Non-GAAP financial measures. See Appendix for reconciliation to GAAP measures 2. Company conversion from 2-stream to 3-stream financial reporting of oil, natural gas and NGL production beginning July 1, 2022

www.ringenergy.com NYSE American: REI Historical Metrics Quarterly Analysis of FCF1 $24.0 $35.6 $47.4 $56.0 $56.3 -$11.3 -$19.7 -$41.8 -$40.3 -$42.6 -$3.4 -$3.2 -$3.1 -$5.9 -$8.2 $9.3 $12.6 $2.5 $9.7 $5.5 -$50 -$40 -$30 -$20 -$10 $0 $10 $20 $30 $40 $50 $60 $70 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 A d j. E B IT D A / C ap it al / In t Ex p Adj EBITDA $MM Capital $MM Interest Exp $MM Free Cash Flow $MM Leverage Ratio (LTM)2 2.8x 1.6x23.5x 2.1x 1.4x2 Disciplined and Efficient Capital Spending Focused on Sustainably Generating FCF Enhances Our Unrelenting Goal to Strengthen the Balance Sheet 16 1. Adjusted EBITDA, Free Cash Flow and Cash Flow from Operations are Non-GAAP financial measures. See Appendix for reconciliation to GAAP measures 2. Leverage ratio based on annualized third & fourth quarter Adjusted EBITDA adjusted for the pro-forma effects of the Stronghold acquisition from the beginning of the quarters as per credit agreement. Adjusted EBITDDA is a Non- GAAP financial measure. See Appendix for reconciliation to GAAP measure

www.ringenergy.com NYSE American: REI Reducing Debt & Increasing Liquidity Disciplined Capital Spending & Sustainably Generating FCF is the Key $8 $5 $6 $5 $10 $10 $17 $20 $0 $5 $10 $15 $20 $25 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 $ M ill io n Debt Paydown Stronghold Acquisition $313 MM outstanding debt with $36 MM in Surplus Cash $46 $51 $56 $62 $71 $82 $165 $188 $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 $ M ill io n Liquidity1 Stronghold Acquisition 171. Liquidity is defined as cash on hand and available borrowings under the Company’s RBL

Asset Overview

www.ringenergy.com NYSE American: REI Company Overview Operating Statistics Q4 2022 Net Production (MBoe/d) 17.9 Oil (Bo/d) ~ 68% Gas (Mcf/d) ~ 17% NGLs (Bbls/d) ~ 15% 12.2 18.3 2.6 LOE ($ per Boe) $10.6 YE22 PD Reserves1 PV10 ($MM) $1,907 YE22 PD Reserves1 (MMBoe) 90 Net Acreage (thousand) ~102 Capex ($MM) $42.6 Shares Outstanding2 (MM) 175.5 19 Core Assets 1. Reserves as of 1/1/23 utilizing SEC prices, YE 2022 SEC Pricing Oil $90.15 per bbl Gas $6.358 per Mcf, PV-10 is a Non-GAAP financial measure. See Appendix for reconciliation to GAAP measure 2. Shares of common stock outstanding as of 12/31/2022

www.ringenergy.com NYSE American: REI Core Assets in NWS and CBP 62% 66% 56% 31% 29% 42%1 7% 5% 2% 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 2020 2021 2022 N et S al e s B o e /d NWS CBP DLWR Record Sales Focus investments on growing core asset areas in NWS & CBP 58% 56% 65% 42% 44% 35% 0 20,000 40,000 60,000 80,000 100,000 120,000 140,000 160,000 2020 2021 2022 P ro ve d R e se rv e s M B o e PD PUD Significant Increase in “PD” Reserves1 107% Increase YOY 20 1. Reserves as of 1/1/23 utilizing SEC prices, YE 2022 SEC Pricing Oil $90.15 per bbl Gas $6.358 per Mcf 2. Company conversion from 2-stream to 3-stream financial reporting of oil, natural gas and NGL production beginning July 1, 2022 3-Stream2

www.ringenergy.com NYSE American: REI 0 5,000 10,000 15,000 20,000 25,000 30,000 2020 2021 2022 C u m 1 8 0 -D ay /w e ll A vg ., B O E Assets Overview New Drill Inventory Performance 0 10 20 30 40 50 Vertical Horizontal SP U D t o O n lin e R an ge p e r W e ll Ty p e (D ay s) Shorter Cycles Times & Lower Capex Drive Capital Efficiency Consistent Hz Well Performance SA Horizonal Play1 Oil 90% Oil 95% Oil 92% CBP Vertical Multi-Stacked Pay2 Avg Hz Well Capex Range Avg Vertical Well Capex Range Capital Efficient Inventory Provides Development Flexibility Consistent Vertical Well Performance 1. San Andres Hz wells include the average well performance for first 180 days (Gross BOE) for development wells in both CBP & NWS area each year. Included 2020 (4 Hz), 2021 (13 Hz) and 2022 (24 Hz) Excludes step out wells. 2. CBP Vertical multi-stacked pay wells includes only the average well performance for first 180 days (Gross BOE) of new drills each year in McKnight and PJ Lea fields in the CBP South area. Included all previously drilled Stronghold verticals 2020 (3), 2021 (7) and 2022 (19) Excludes Ring verticals drilled in December due to lack of 180 day performance. 3. Stronghold Acquisition closed Aug. 31, 2022 21 $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 Horizontal '22 Horizontal '23E ,C & E R an ge p e r W e ll Ty p e $ M ill io n $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 Vertical '22 Vertical '23E D ,C & E R an ge p e r W e ll Ty p e $ M ill io n 0 10,000 20,000 30,000 40,000 50,000 60,000 2020 2021 2022 C u m 1 8 0 -D ay /w e ll A vg ., B O E Contingent on lateral length 1.0 to 1.5 miles 3 Contingent on number of frac stages

www.ringenergy.com NYSE American: REI Asset Overview Inventory of High Quality, High-Return, Short Cycle Opportunities Recent Hz Well Results – NWS 1. Vertical completion no lateral length noted 2. Peak IP 60 (Boepd) based on rolling 60-day average Recent Recompletion Results – CBP South Recent Hz Well Results – CBP North 22 Geological Region Area Well Name Peak IP 60 (Boepd) Oil (%) Lateral Length (ft) WI (%) NWS Platang Boomer 727 #3H 350 96% 5058 100% NWS Platang Bucky 711 C #3H 336 92% 5038 91% NWS Platang Wishbone Farms 710 #6H 369 93% 4277 75% NWS Platang Razorback 663 #1H 518 90% 5058 87% NWS Platang Sooner 662 C #2H 592 93% 4860 100% NWS Sable Horned Frog 400 C #2XH 263 84% 7499 99% Geological Region Area Well Name Peak IP 60 (Boepd) Oil (%) Lateral Length (ft) WI (%) CBP UL lands University Block 14 Cons. #2001XH 527 95% 7562 100% CBP UL lands University Block 14 Cons. #2503XH 250 95% 7386 100% CBP UL lands University Block 14 Cons. #2006XH 327 95% 7702 100% CBP UL lands University Block 14 Cons. #1903H 576 95% 5050 100% Recent Vertical Well Results – CBP South Geological Region Area Well Name Peak IP 60 (Boepd) Oil (%) WI (%) CBP PJ Lea Lea, P J Etal #3904M1 171 71% 100% CBP PJ Lea Lea, P J Etal A #3800M1 273 83% 100% CBP PJ Lea Lea, P J Etal #3902M1 273 88% 100% CBP PJ Lea Lea, P J Etal #3903M1 257 94% 100% CBP McKnight McKnight, M B #0207G1 119 63% 100% CBP McKnight McKnight, M B #0201G1 166 65% 100% CBP McKnight McKnight, M B #0202G1 129 66% 100% CBP McKnight McKnight, M B #0203G1 128 74% 100% CBP CBPS UL 35 1401S1 151 71% 100% Geological Region Area Well Name Peak IP 60 (Boepd) Oil (%) WI (%) CBP McKnight McKnight, M B #510H1 120 50% 100% CBP McKnight McKnight, M B #1571 84 91% 100% CBP McKnight McKnight, M B #2011 132 65% 100% CBP McKnight McKnight, M B #2131 142 65% 100% CBP McKnight McKnight, M B #2321 99 76% 100% CBP McKnight McKnight, M B #0101S1 74 59% 100%

www.ringenergy.com NYSE American: REI San Andres Reservoir Proven, Conventional, Top Tier Returns San Andres Hz Delaware Hz Midland Hz High ROR Oil Play ✓ ✓ ✓ Low D&C Costs ✓ Lower 1st Year Decline ✓ Low Lease Acquisition Cost ✓ Long life wells ✓ Oil IPs >750 Bbl/d ✓ ✓ Multiple Benches ✓ ✓ > 85% Oil ✓ $25-30/Bbl D&C Break-even2 ✓ ▪Permian Basin has produced >30 BBbl ▪San Andres accounts for 40% ▪Low D&C costs1 $3.2 - $4.4 MM per well ▪Vertical depth of ~5,000’ ▪Typical oil column of 200’ - 300’ ▪Life >35+ years ▪Initial peak oil rates of 300 - 700 Bbl/d ▪Higher primary recovery than shales ▪Potential for waterflood and CO2 flood Source: US Department of Energy & DrillingInfo (Enverus) 1. D&C capex range is for both 1.0 & 1.5 mile laterals and includes inflation adjustments 2. Break-even costs range depends on lateral length, asset area and inflation adjustments 23

Appendix

www.ringenergy.com NYSE American: REI 70% 23% 7% D,C&E Recomp/Cap Workovers Land/Non-op/Other CAPEX Allocation Mid Point $152.5 million 2023 Guidance Grow Production, Generate FCF, Pay Down Debt Sales Volumes Q1 2023 FY 2023 Total (Boe/d) 17,800 – 18,300 17,800 – 18,800 Oil (%) 68% 66-70% Gas (%) 17% 16-18% NGLs (%) 15% 14-16% Capital Spending Capital spending1 (millions) $36 – $40 $135 – $170 New Horizontal (Hz) wells drilled 4 12 – 15 New Vertical wells drilled 3 12 – 25 Wells completed and online 5-7 24 - 40 Operating Expenses LOE (per Boe) $11.00 – $11.50 $11.00 – $11.60 1. In addition to Company-directed drilling and completion activities, the capital spending outlook includes funds for targeted well reactivations, recompletions, workovers, infrastructure upgrades, and continuing the Company's successful CTR program in its NWS and CBP areas. Also included is anticipated spending for lease costs, contractual drilling obligations and non-operated drilling, completion and capital workovers. 25

www.ringenergy.com NYSE American: REI Financial Overview Derivative Summary (1) The two-way collars for February and March of 2023 include 2x1 collars where the put volumes of 236,000 are two times the call volumes of 118,000. (2) The WAHA basis swaps in place for the calendar year of 2023 consist of two derivative contracts, each with a fixed price of the Henry Hub natural gas price less a fixed amount (weighted average of $0.55 per MMBtu). 26 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Annual 2023 Annual 2024 NYMEX Swaps: Hedged volume (mmBtu) 29,098 44,232 43,537 43,023 159,890 552,000 Weighted average swap price 2.40$ 2.40$ 2.40$ 2.40$ 2.40$ 4.61$ Two-way collars: Put Hedged volume (mmBtu) 431,522 635,479 611,318 579,998 2,258,317 1,712,250 Weighted average put price 3.21$ 3.19$ 3.17$ 3.15$ 3.18$ 4.00$ Call Hedged volume (mmBtu) 313,522 635,479 611,318 579,998 2,140,317 1,712,250 Weighted average call price 6.89$ 4.58$ 4.54$ 4.50$ 4.89$ 6.29$ Q1 2023 Q2 2023 Q3 2023 Q4 2023 Annual 2023 Annual 2024 Waha basis swaps: Hedged volume (mmBtu) 344,348 338,461 332,855 324,021 1,339,685 - Weighted average swap price (2) (2) (2) (2) (2) - Weighted average swap price 0.55$ 0.55$ 0.55$ 0.55$ 0.55$ -$ Gas Hedges (basis differential) Gas Hedges (Henry Hub) Q1 2023 Q2 2023 Q3 2023 Q4 2023 Annual 2023 Annual 2024 Swaps: Hedged volume (BBL) 45,000 68,250 138,000 138,000 389,250 894,000 Weighted average swap price 84.64$ 81.73$ 76.19$ 74.52$ 77.55$ 66.94$ Deferred premium puts: Hedged volume (BBL) 270,000 227,500 138,000 138,000 773,500 91,000 Weighted average strike price 92.74$ 90.65$ 89.70$ 87.43$ 90.64$ 83.75$ Weighted average deferred premium price 14.02$ 15.32$ 16.15$ 16.66$ 15.25$ 17.32$ Two-way collars: Hedged volume (BBL) 130,724 124,450 119,163 113,285 487,622 475,350 Weighted average put price 52.25$ 52.18$ 52.12$ 52.07$ 62.16$ 67.88$ Weighted average call price $ 63.28 $ 63.01 $ 62.80 $ 62.60 $ 62.94 $ 83.32 Three-way collars: Hedged volume (BBL) 17,421 16,800 16,242 15,598 66,061 - Weighted average first put price $ 45.00 $ 45.00 $ 45.00 $ 45.00 $ 45.00 $ - Weighted average second put price $ 55.00 $ 55.00 $ 55.00 $ 55.00 $ 55.00 $ - Weighted average call price $ 80.05 $ 80.05 $ 80.05 $ 80.05 $ 80.05 $ - Oil Hedges (WTI)

www.ringenergy.com NYSE American: REI Income Statement and Operational Stats Income Statement Operational Stats (1) Beginning July 1, 2022, revenues were reported on a three-stream basis, separately reporting crude oil, natural gas, and natural gas liquids volumes and sales. For periods prior to July 1, 2022, volumes and sales for natural gas liquids were presented with natural gas. (2) Boe is determined using the ratio of six Mcf of natural gas to one Bbl of oil (totals may not compute due to rounding). The conversion ratio does not assume price equivalency and the price on an equivalent basis for oil, natural gas, and natural gas liquids may differ significantly. December 31, September 30, December 31, December 31, December 31, 2022 2022 2021 2022 2021 Oil, Natural Gas, and Natural Gas Liquids Revenues $ 99,697,682 $ 94,408,948 $ 59,667,156 $ 347,249,537 $ 196,305,966 Costs and Operating Expenses Lease operating expenses 17,411,645 13,029,098 7,678,140 47,695,351 30,312,399 Gathering, transportation and processing costs (16,223) — 1,449,884 1,830,024 4,333,232 Ad valorem taxes 1,570,039 1,199,385 131,663 4,670,617 2,276,463 Oil and natural gas production taxes 5,186,644 4,563,519 2,831,560 17,125,982 9,123,420 Depreciation, depletion and amortization 20,885,774 14,324,502 10,474,159 55,740,767 37,167,967 Ceiling test impairment — — — — — Asset retirement obligation accretion 365,747 243,140 183,383 983,432 744,045 Operating lease expense 113,138 83,590 83,591 363,908 523,487 General and administrative expense (including share-based comp.) 8,346,896 7,393,848 4,964,711 27,095,323 16,068,105 Total Costs and Operating Expenses 53,863,660 40,837,082 27,797,091 155,505,404 100,549,118 Income (Loss) from Operations 45,834,022 53,571,866 31,870,065 191,744,133 95,756,848 Other Income (Expense) Interest income — 4 — 4 1 Interest (expense) (9,468,684) (7,021,385) (3,542,514) (23,167,729) (14,490,474) Gain (loss) on derivative contracts (19,330,689) 32,851,189 (4,266,942) (21,532,659) (77,853,141) Net Other Income (Expense) (28,799,373) 25,829,808 (7,809,456) (44,700,384) (92,343,614) Income (Loss) Before Provision for Income Taxes 17,034,649 79,401,674 24,060,609 147,043,749 3,413,234 Benefit from (Provision for) Income Taxes (2,541,980) (4,315,783) 51,601 (8,408,724) (90,342) Net Income (Loss) $ 14,492,669 $ 75,085,891 $ 24,112,210 $ 138,635,025 $ 3,322,892 Basic Earnings (Loss) per share $ 0.09 $ 0.65 $ 0.24 $ 1.14 $ 0.03 Diluted Earnings (Loss) per share $ 0.08 $ 0.49 $ 0.20 $ 0.98 $ 0.03 Basic Weighted-Average Shares Outstanding 162,743,445 115,376,280 99,789,095 121,264,175 99,387,028 Diluted Weighted-Average Shares Outstanding 178,736,799 151,754,998 123,297,240 141,754,668 121,193,175 Three Months Ended (Unaudited) Twelve Months Ended 27 December 31, September 30, December 31, December 31, December 31, 2022 2022 2021 2022 2021 Net sales volumes: Oil (Bbls) 1,121,371 932,770 715,163 3,459,840 2,686,939 Natural gas (Mcf) 1,680,401 952,762 761,682 4,088,642 2,535,188 Natural gas liquids (Bbls) (1) 241,277 130,052 — 371,329 — Total oil, natural gas and natural gas liquids (Boe) (1)(2) 1,642,715 1,221,616 842,110 4,512,610 3,109,470 % Oil 68% 76% 85% 77% 86% % Natural Gas 17% 13% 15% 15% 14% % Natural Gas Liquids 15% 11% — % 8% — % Average daily equivalent sales (Boe/d) 17,856 13,278 9,153 12,364 8,519 Average realized sales prices: Oil ($/Bbl) 81.62 92.64 76.35 92.80 67.56 Natural gas ($/Mcf) 2.39 4.89 6.65 4.57 5.83 Natural gas liquids ($/Bbls) 17.21 25.68 0.00 20.18 0.00 Barrel of oil equivalent ($/Boe) 60.69 77.28 70.85 76.95 63.14 Average costs and expenses per Boe ($/Boe): Lease operating expenses 10.60 10.67 9.12 10.57 9.75 Gathering, transportation and processing costs (0.01) — 1.72 0.41 1.39 Ad valorem taxes 0.96 0.98 0.16 1.04 0.73 Oil and natural gas production taxes 3.16 3.74 3.36 3.80 2.93 Depreciation, depletion and amortization 12.71 11.73 12.44 12.35 11.95 Ceiling test impairment — — — — — Asset retirement obligation accretion 0.22 0.20 0.22 0.22 0.24 Operating lease expense 0.07 0.07 0.10 0.08 0.17 General and administrative expense (including share-based compensation) 5.08 6.05 5.90 6.00 5.17 General and administrative (excluding share-based compensation) 3.74 4.79 4.79 4.42 4.39 General and administrative (excluding SBC and transaction costs) 3.14 3.85 4.79 3.94 4.39 Three Months Ended Twelve Months Ended

www.ringenergy.com NYSE American: REI Balance Sheet and Cash Flow Statement Balance Sheet (Unaudited) December 31, December 31, 2022 2021 ASSETS Current Assets Cash and cash equivalents $ 3,712,526 $ 2,408,316 Accounts receivable 42,448,719 24,026,807 Joint interest billing receivable 983,802 2,433,811 Derivative assets 4,669,162 — Inventory 9,250,717 — Prepaid expenses and other assets 2,101,538 938,029 Total Current Assets 63,166,464 29,806,963 Properties and Equipment Oil and natural gas properties, full cost method 1,463,838,595 883,844,745 Financing lease asset subject to depreciation 3,019,476 1,422,487 Fixed assets subject to depreciation 3,147,125 2,089,722 Total Properties and Equipment 1,470,005,196 887,356,954 Accumulated depreciation, depletion and amortization (289,935,259) (235,997,307) Net Properties and Equipment 1,180,069,937 651,359,647 Operating lease asset 1,735,013 1,277,253 Derivative assets 6,129,410 — Deferred financing costs 17,898,973 1,713,466 Total Assets $ 1,268,999,797 $ 684,157,329 LIABILITIES AND STOCKHOLDERS’ EQUITY Current Liabilities Accounts payable $ 111,398,268 $ 46,233,452 Income tax liability — — Financing lease liability 709,653 316,514 Operating lease liability 398,362 290,766 Derivative liabilities 13,345,619 29,241,588 Notes payable 499,880 586,410 Deferred cash payment 14,807,276 — Total Current Liabilities 141,159,058 76,668,730 Non-current Liabilities Deferred income taxes 8,499,016 90,292 Revolving line of credit 415,000,000 290,000,000 Financing lease liability, less current portion 1,052,479 343,727 Operating lease liability, less current portion 1,473,897 1,138,319 Derivative liabilities 10,485,650 — Asset retirement obligations 30,226,306 15,292,054 Total Liabilities 607,896,406 383,533,122 Stockholders' Equity Preferred stock - $0.001 par value; 50,000,000 shares authorized; no shares issued or outstanding — — Common stock - $0.001 par value; 225,000,000 shares authorized; 175,530,212 shares and 100,192,562 shares issued and outstanding, respectively 175,530 100,193 Additional paid-in capital 775,241,114 553,472,292 Accumulated deficit (114,313,253) (252,948,278) Total Stockholders’ Equity 661,103,391 300,624,207 Total Liabilities and Stockholders' Equity $ 1,268,999,797 $ 684,157,329 December 31, September 30, December 31, December 31, December 31, 2022 2022 2021 2022 2021 Cash Flows From Operating Activities Net income (loss) $ 14,492,669 $ 75,085,891 $ 24,112,210 $138,635,025 $ 3,322,892 Adjustments to reconcile net income (loss) to net cash provided by operating activities: Depreciation, depletion and amortization 20,885,774 14,324,503 10,474,159 55,740,767 37,167,967 Ceiling test impairment — — — — — Asset retirement obligation accretion 365,747 243,140 183,383 983,432 744,045 Amortization of deferred financing costs 1,222,400 1,095,073 169,349 2,706,021 665,882 Share-based compensation 2,198,043 1,543,033 933,593 7,162,231 2,418,323 Bad debt expense 242,247 — — 242,247 — Shares issued for services — — — — — Deferred income tax expense (benefit) 2,890,984 4,279,047 123,536 8,720,992 265,479 Excess tax expense (benefit) related to share-based compensation (312,268) — (175,187) (312,268) (175,187) (Gain) loss on derivative contracts 19,330,689 (32,851,189) 4,266,942 21,532,659 77,853,141 Cash received (paid) for derivative settlements, net (13,932,072) (14,861,116) (19,490,022) (62,525,954) (52,768,154) Changes in assets and liabilities: — — Accounts receivable 4,086,757 (6,907,079) (4,466,561) (17,214,150) (9,483,639) Inventory (5,597,845) — — (5,597,845) — Prepaid expenses and other assets 1,145,031 (40,823) 360,772 (1,163,509) (541,920) Accounts payable 16,816,386 27,144,096 7,119,652 50,808,461 15,449,215 Settlement of asset retirement obligation (193,036) (881,768) (404,053) (2,741,380) (2,186,832) Net Cash Provided by Operating Activities 63,641,506 68,172,808 23,207,773 196,976,729 72,731,212 Cash Flows From Investing Activities Payments for the Stronghold Acquisition 5,535,839 (183,359,626) — (177,823,787) — Payments to purchase oil and natural gas properties (352,012) (467,840) (789,281) (1,563,703) (1,368,437) Payments to develop oil and natural gas properties (45,556,105) (34,121,878) (16,621,196) (129,332,155) (51,302,131) Payments to acquire or improve fixed assets subject to depreciation (161,347) (66,838) 40,801 (319,945) (568,832) Sale of fixed assets subject to depreciation — — — 134,600 — Proceeds from divestiture of oil and natural gas properties (1,366) — — 23,700 2,000,000 Net Cash (Used in) Investing Activities (40,534,991) (218,016,182) (17,369,676) (308,881,290) (51,239,400) Cash Flows From Financing Activities Proceeds from revolving line of credit 44,000,000 541,500,000 25,750,000 636,000,000 60,150,000 Payments on revolving line of credit (64,000,000) (376,500,000) (30,750,000) (511,000,000) (83,150,000) Proceeds from issuance of common stock and warrants 640,000 2,400,000 126,240 8,203,126 367,509 Proceeds from option exercise — — 200,000 — 200,000 Payments for taxes withheld on vested restricted shares (256,715) (6,790) (385,330) (521,199) (385,330) Proceeds from notes payable 78,051 316,677 64,580 1,323,354 1,297,718 Payments on notes payable (455,802) (333,341) (335,321) (1,409,884) (711,308) Payment of deferred financing costs (129,026) (18,762,502) (27,931) (18,891,528) (104,818) Reduction of financing lease liabilities (161,064) (103,392) (118,965) (495,098) (325,901) Net Cash (Used in) Financing Activities (20,284,556) 148,510,652 (5,476,727) 113,208,771 (22,662,130) Net Increase (Decrease) in Cash 2,821,959 (1,332,722) 361,370 1,304,210 (1,170,318) Cash at Beginning of Period 890,567 2,223,289 2,046,946 2,408,316 3,578,634 Cash at End of Period $ 3,712,526 $ 890,567 $ 2,408,316 $ 3,712,526 $ 2,408,316 Three Months Ended (Unaudited) Twelve Months Ended Cash Flow

www.ringenergy.com NYSE American: REI Non-GAAP Disclosure Certain financial information included in this Presentation are not measures of financial performance recognized by accounting principles generally accepted in the United States (“GAAP”). These non-GAAP financial measures are “Adjusted Net Income,” “Adjusted EBITDA,” “Free Cash Flow,” “Cash Flow from Operations,” “Return on Capital Employed” or “ROCE,” and “Leverage.” Management uses these non-GAAP financial measures in its analysis of performance. In addition, Adjusted EBITDA is a key metric used to determine the Company’s incentive compensation awards. These disclosures may not be viewed as a substitute for results determined in accordance with GAAP and are not necessarily comparable to non-GAAP performance measures which may be reported by other companies. Adjusted Net Income is calculated as net income minus the estimated after-tax impact of share-based compensation, ceiling test impairment, and unrealized loss (gain) on change in fair value of derivatives, plus the full valuation of the Company’s deferred tax assets during the fourth quarter of 2020. Adjusted Net Income is presented because the timing and amount of these items cannot be reasonably estimated and affect the comparability of operating results from period to period, and current periods to prior periods. The Company defines Adjusted EBITDA as net (loss) income plus net interest expense, unrealized loss on change in fair value of derivatives, ceiling test impairment, income tax (benefit) expense, depreciation, depletion and amortization and accretion, asset retirement obligation accretion and share-based compensation. Company management believes this Presentation is relevant and useful because it helps investors understand Ring’s operating performance and makes it easier to compare its results with those of other companies that have different financing, capital and tax structures. Adjusted EBITDA should not be considered in isolation from or as a substitute for net income, as an indication of operating performance or cash flows from operating activities or as a measure of liquidity. Adjusted EBITDA, as Ring calculates it, may not be comparable to Adjusted EBITDA measures reported by other companies. In addition, Adjusted EBITDA does not represent funds available for discretionary use. The Company defines Free Cash Flow as Adjusted EBITDA (defined above) less net interest expense (excluding amortization of deferred financing cost) and capital expenditures. For this purpose, the Company’s definition of capital expenditures includes costs incurred related to oil and natural gas properties (such as drilling and infrastructure costs and the lease maintenance costs) and equipment, furniture and fixtures, but excludes acquisition costs of oil and gas properties from third parties that are not included in the Company’s capital expenditures guidance provided to investors. Company management believes that Free Cash Flow is an important financial performance measure for use in evaluating the performance and efficiency of its current operating activities after the impact of accrued capital expenditures and net interest expense and without being impacted by items such as changes associated with working capital, which can vary substantially from one period to another. There is no commonly accepted definition for Free Cash Flow within the industry. Accordingly, Free Cash Flow, as defined and calculated by the Company, may not be comparable to Free Cash Flow or other similarly named non-GAAP measures reported by other companies. While the Company includes net interest expense in the calculation of Free Cash Flow, other mandatory debt service requirements of future payments of principal at maturity (if such debt is not refinanced) are excluded from the calculation of Free Cash Flow. These and other non-discretionary expenditures that are not deducted from Free Cash Flow would reduce cash available for other uses. PV-10 is a financial measure not prepared in accordance with GAAP that differs from a measure under GAAP known as “standardized measure of discounted future net cash flows” in that PV-10 is calculated without including future income taxes. Management believes that the presentation of the PV-10 value of its oil and natural gas properties is relevant and useful to investors because it presents the estimated discounted future net cash flows attributable to its estimated proved reserves independent of its income tax attributes, thereby isolating the intrinsic value of the estimated future cash flows attributable to its reserves. Management believes the use of a pre-tax measure provides greater comparability of assets when evaluating companies because the timing and quantification of future income taxes is dependent on company-specific factors, many of which are difficult to determine. For these reasons, management uses and believes that the industry generally uses the PV-10 measure in evaluating and comparing acquisition candidates and assessing the potential rate of return on investments in oil and natural gas properties. PV-10 does not necessarily represent the fair market value of oil and natural gas properties. PV-10 is not a measure of financial or operational performance under GAAP, nor should it be considered in isolation or as a substitute for the standardized measure of discounted future net cash flows as defined under GAAP. The Company also presents the non-GAAP financial measure Cash Flow from Operations. The Company defines Cash Flow from Operations as net cash provided by operating activities plus changes in operating assets and liabilities. The Company defines Return on Capital Employed or ROCE as cash flow from operations adjusted for working capital divided by average debt and shareholder equity for the period. The Company defines Leverage or the Leverage Ratio as [total debt or other debt amount] divided by the annualized third and fourth quarter Adjusted EBITDA as adjusted for the pro forma effects of the Stronghold Acquisition from the beginning of such quarters consistent with the Company’s credit agreement. The table below provides a reconciliation of PV-10 to the standardized measure of discounted future net cash flows as of December 31, 2022. 29

www.ringenergy.com NYSE American: REI Non-GAAP Reconciliations Adjusted Net Income December 31, September 30, December 31, December 31, December 31, 2022 2022 2021 2022 2021 Net Income (Loss) $ 14,492,669 $ 75,085,891 $ 24,112,210 $ 138,635,025 $ 3,322,892 Share-based compensation 2,198,043 1,543,033 933,593 7,162,231 2,418,323 Ceiling test impairment — — — — — Unrealized loss (gain) on change in fair value of derivatives 5,398,617 (47,712,305) (15,223,080) (40,993,295) 25,084,987 Transaction costs - Stronghold Acquisition 993,027 1,142,963 — 2,135,990 — Tax impact on adjusted items (1,281,788) 2,447,351 30,646 536,088 (225,432) Adjusted Net Income $ 21,800,568 $ 32,506,933 $ 9,853,369 $ 107,476,039 $ 30,600,770 Weighted-Average Shares Outstanding 162,743,445 115,376,280 99,789,095 121,264,175 99,387,028 Adjusted Net Income per Share $ 0.13 $ 0.28 $ 0.10 $ 0.89 $ 0.31 Three Months Ended (Unaudited) Twelve Months Ended Adjusted EBITDA December 31, September 30, December 31, December 31, December 31, 2022 2022 2021 2022 2021 Net Income (Loss) $ 14,492,669 $ 75,085,891 $ 24,112,210 $ 138,635,025 $ 3,322,892 Interest expense, net 9,468,684 7,021,385 3,542,514 23,167,729 14,490,473 Unrealized loss (gain) on change in fair value of derivatives 5,398,617 (47,712,305) (15,223,080) (40,993,295) 25,084,987 Ceiling test impairment — — — — — Income tax (benefit) expense 2,541,980 4,315,783 (51,601) 8,408,724 90,342 Depreciation, depletion and amortization 20,885,774 14,324,502 10,474,159 55,740,767 37,167,967 Asset retirement obligation accretion 365,747 243,140 183,383 983,432 744,045 Transaction costs - Stronghold Acquisition 993,027 1,142,963 — 2,135,990 — Share-based compensation 2,198,043 1,543,033 933,593 7,162,231 2,418,323 Adjusted EBITDA $ 56,344,541 $ 55,964,392 $ 23,971,178 $ 195,240,603 $ 83,319,029 Adjusted EBITDA Margin 57% 59% 40% 56% 42 % Weighted-Average Shares Outstanding 162,743,445 115,376,280 99,789,095 121,264,175 99,387,028 Adjusted EBITDA per Boe $ 34.30 $ 45.81 $ 28.47 $ 43.27 $ 26.80 Adjusted EBITDA per Share $ 0.35 $ 0.49 $ 0.24 $ 1.61 $ 0.84 Three Months Ended Twelve Months Ended 30 Free Cash Flow December 31, September 30, December 31, December 31, December 31, 2022 2022 2021 2022 2021 Adjusted EBITDA $ 56,344,541 $ 55,964,392 $ 23,971,178 $ 195,240,603 $ 83,319,029 Net interest expense (excluding amortization of deferred financing costs) (8,246,284) (5,926,308) (3,373,165) (20,461,708) (13,824,591) Capital expenditures (42,618,754) (40,295,388) (11,292,707) (140,051,159) (50,994,541) Proceeds from divestiture of oil and natural gas properties (1,366) — — 23,700 2,000,000 Free Cash Flow $ 5,478,137 $ 9,742,696 $ 9,305,306 $ 34,751,436 $ 20,499,897 Cash Flow from Operations December 31, September 30, December 31, December 31, December 31, 2022 2022 2021 2022 2021 Net Cash Provided by Operating Activities $ 63,641,506 $ 68,172,808 $ 23,207,773 $ 196,976,729 $ 72,731,212 Changes in operating assets and liabilities (16,257,293) (19,314,426) (2,609,810) (24,091,577) (3,236,824) Cash Flow from Operations $ 47,384,213 $ 48,858,382 $ 20,597,963 $ 172,885,152 $ 69,494,388 Twelve Months EndedThree Months Ended Three Months Ended Twelve Months Ended ROCE 12/31/2022 12/31/2021 12/31/2020 Average Debt $ 352,500,000 $ 301,500,000 $ 339,750,000 Average Equity 480,988,237 297,695,010 409,137,873 Average debt and shareholder equity 833,488,237 599,195,010 748,887,873 CFFO (Cash Flow From Operations) Calculation Total CFFO $ 196,976,729 $ 72,731,212 $ 72,159,255 Less change in WC (Working Capital) (24,091,577) (3,236,824) (2,418,446) Total CFFO without WC $ 172,885,152 $ 69,494,388 $ 69,740,809 CROCE (CFFO Adj for WC)/(Average D+E) 20.7% 11.6% 9.3% (Unaudited)

www.ringenergy.com NYSE American: REI Add Photo Add Photo Add Photo Add Photo Add Photo Paul D. McKinney Chairman & Chief Executive Officer 39+ years of domestic & international oil & gas industry experience Executive & board roles include CEO, President, COO, Region VP and public & private board directorships Travis Thomas EVP & Chief Financial Officer 18+ years of oil & gas industry experience & accounting experience High level financial experience including CAO, VP Finance, Controller, Treasurer Alexander Dyes EVP of Engineering & Corporate Strategy 16+ years of oil & gas industry experience Multi-disciplined experience including VP A&D, VP Engineering, Director Strategy, multiple engineering & operational roles Marinos Baghdati EVP of Operations 19+ years of oil & gas industry experience Operational experience in drilling, completions and production including VP Operations, Operations manager, multiple engineering roles Stephen D. Brooks EVP of Land, Legal, HR & Marketing 45+ years of oil & gas industry experience Extensive career as landman including VP Land & Legal, VP HR VP Land and Land Manager Hollie Lamb VP of Compliance & GM of Midland Office 20+ years of oil & gas industry experience Previously Partner of HeLMS Oil & Gas, VP Engineering, Reservoir & Geologic Engineer Experienced Management Team Shared Vision with a Track Record of Success 31

www.ringenergy.com NYSE American: REI Paul D. McKinney Chairman & Chief Executive Officer 35+ years of domestic & international oil & gas industry experience Executive & board roles include CEO, President, COO, Region VP and public & private board directorships Anthony D. Petrelli Lead Independent Director 43+ years of banking, capital markets, governance & financial experience Executive and Board positions include CEO, President, multiple board chairs & directorships Refreshed Board of Directors Accomplished and Diversified Experience Roy I. Ben-Dor Director 14+ years of finance & capital markets experience Extensive financial and capital markets acumen and experience including Managing Director and numerous Board Director positions David S. Habachy Independent Director 24+ years of oil & gas industry, finance & capital markets experience Wide range of operations, engineering, financial and capital markets roles and experience including Managing Director and numerous Board Director positions John A. Crum Independent Director 45+ years of domestic & international oil & gas industry experience Extensive executive roles including CEO, President & COO, and multiple public & private board chairs & directorships Richard E. Harris Independent Director 40+ years of experience across multiple industries Executive positions in oil & gas, industrial equipment, and technology including CIO, Treasurer, Finance and Business Development Thomas L. Mitchell Independent Director 35+ years of domestic & international oil & gas industry experience Executive & board roles include CFO, VP Accounting, Controller and public & private board directorships Regina Roesener Independent Director 35+ years of banking, capital markets, governance & financial experience Executive and Board positions including COO, director and Board Director positions Clayton E. Woodrum Independent Director 50+ years of accounting, tax & finance experience Wide range of financial acumen including positions as CFO, Partner in Charge and Board Director positions 32

www.ringenergy.com NYSE American: REI 1 10 100 1,000 10,000 100,000 0 100 200 300 C u m P ro d u ct io n , B O E Days Online 2022 Target Area 1 Vertical R/C Avg Historical 2019-2021 well RC performance Southern Central Basin Platform Vertical Well Performance & Costs ~530 Avg ~410 Avg ~420 Avg Modern Completion Methods ✓ Conventional “high quality rock” stacked pay formations targeted with today's modern multi-stage completion methods ✓ Significant remaining upside with high RORs – high return/low- cost opportunities Legacy Simple Single Stage Completion Modern Multi-Stage Completion Technique Crane Co. – Vertical New Drills “ND” – Cum BOE vs Time (Days) Crane Co. – Vertical Recompletion “RC” – Cum BOE vs Time (Days) 1 10 100 1,000 10,000 100,000 0 100 200 300 C u m P ro d u ct io n , B O E Days Online 2022 Target Area 1 Vertical ND Avg 2022 Target area 2 Vertical ND Avg Historical 2019-2021 well ND performance CBP South Type Log Stacked Pay Zones 33

www.ringenergy.com NYSE American: REI 0 50 100 150 200 2018 2019 2020 2021 2022 NWS CBP CTRs in NWS & CBP HZ Reduce Operating Costs Maintains Solid PDP Reserve Base that Generates Consistent FCF Increases reserves by reducing operating & well repair costs and extending well life ▪ ~50% long-term reduction in LOE ▪ Up to 75% reduction in future pulling costs ▪ Extends economic life & increases EUR 2020 2021 2022 NWS 16 19 13 CBP 12 6 5 0 10 20 $- $25,000 $50,000 $75,000 $100,000 $125,000 $150,000 $175,000 $200,000 $225,000 $250,000 Range of Avg Well Repair Cost ESP ROD $190,000 $65,000 $30,000 Cost Savings ESP vs ROD ~75% Lower $240,000 CTR Projects 2020 - 2022ESP Failures1 2018 – 2022 1. ESP failures are any time a service rig is necessary to repair ESP downhole equipment in order to bring a well back on production Maximizing Operational Margin is Predicated on Being a Leading LOW-COST OPERATOR 34

ANALYST COVERAGE Alliance Global Partners (A.G.P.) Jeff Grampp (713) 349-1067 jgrampp@allianceg.com ROTH Capital Partners John M. White (949) 720-7115 jwhite@roth.com Truist Financial Neal Dingmann (713) 247-9000 neal.dingmann@truist.com Tuohy Brothers Investment Noel Parks (215) 913-7320 nparks@tuohybrothers.com Water Tower Research Jeff Robertson (469) 343-9962 jeff@watertowerresearch.com COMPANY CONTACT Al Petrie (281) 975-2146 apetrie@ringenergy.com Chris Delange (281) 975-2146 cdelange@ringenergy.com